September 16, 2008

DREYFUS INSTITUTIONAL RESERVES FUNDS

Dreyfus Institutional Reserves Money Fund

Dreyfus Institutional Reserves Government Fund

Dreyfus Institutional Reserves Treasury Fund

Dreyfus Institutional Reserves Treasury Prime Fund

Supplement to Prospectus dated March 31, 2008

The following information supplements and supersedes any contrary information contained in the relevant Prospectus for the above-referenced funds (each, a “Fund”):

Effective as of the close of business on September 12, 2008, the Fund commenced operations upon the reorganization of a corresponding series of BNY Hamilton Funds, Inc. (the “predecessor fund”) into the Fund. In connection with the reorganization of the predecessor fund, shareholders of the predecessor fund received Institutional shares, Hamilton shares, Agency shares, Premier shares and Classic shares, as applicable, of the Fund in exchange for their Institutional shares, Hamilton shares, Agency shares, Premier shares and Classic shares, respectively, of the predecessor fund.